UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2026

LCI INDUSTRIES

(Exact name of registrant as specified in its charter)

Delaware		001-13646	13-3250533

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East,	Elkhart,	Indiana	46514

(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(574)	535-1125

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LCII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on June 30, 2026, LCI Industries (the “Company”), a Delaware corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Patrick Industries, Inc. (“Patrick”), an Indiana corporation, Planet First Merger Sub Inc., a newly formed Delaware corporation and a direct wholly owned subsidiary of Patrick (“First Merger Sub”), and Planet Second Merger Sub LLC, a newly formed Indiana limited liability company and a direct wholly owned subsidiary of Patrick (“Second Merger Sub”). The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of the conditions set forth therein, the merger of First Merger Sub with and into the Company (the “First Merger”), with the Company surviving the First Merger as a direct wholly owned subsidiary of Patrick, followed immediately by the merger of the Company with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Merger”), with Second Merger Sub surviving the Second Merger as a direct wholly owned subsidiary of Patrick.

On November 13, 2026, Lippert Components, Inc. (“Lippert”), a wholly owned subsidiary of the Company, entered into a transaction bonus agreement (the “Agreement”) with Lillian D. Etzkorn, the Company’s Executive Vice President and Chief Financial Officer, in recognition of her efforts in connection with the Merger. Under the terms of the Agreement, Ms. Etzkorn will be eligible to receive a cash transaction and retention bonus of $486,675 (the “Bonus”) that vests as follows: (i) 40% of the Bonus will vest on the date on which the Merger closes (the “Closing Date”) or, if the Merger Agreement is terminated, upon termination of the Merger Agreement and (ii) only if the Merger closes, 60% of the Bonus (the “Retention Bonus”) will vest six months after the Closing Date (the “Final Vesting Date”), with each portion payable within five days following the applicable vesting date. Ms. Etzkorn’s receipt of the Bonus is subject to her (x) continued compliance with certain restrictive covenants and (y) continued employment or service with Lippert or any of its subsidiaries or affiliates (the “Company Group”), in each case, through the applicable vesting date. In the event her employment is terminated without cause or for good reason prior to the Final Vesting Date, subject to her continued compliance with certain restrictive covenants and timely execution, delivery and non-revocation of a release of claims in favor of the Company Group, Lippert, in its sole discretion, may elect to provide Ms. Etzkorn with the full amount of the Retention Bonus, which would be payable within 60 days following the date of such termination of employment.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Index:

10.1	Transaction Bonus Agreement Letter, dated November 13, 2026, between Lillian D. Etzkorn and Lippert Components, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction between the Company and Patrick, Patrick filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-299100) that included a preliminary joint proxy statement of Patrick and the Company that also serves as a prospectus of Patrick with respect to shares of Patrick’s common stock to be issued in the proposed transaction. The registration statement was declared effective by the SEC on October 19, 2026, and the Company and Patrick commenced mailing the definitive joint proxy statement/prospectus (as amended or supplemented, the “Joint Proxy Statement/Prospectus”) to their respective stockholders on or about October 19, 2026. Supplements to the definitive joint proxy statement/prospectus have been filed with the SEC on October 30, 2026, November 9, 2026 and November 10, 2026. This Current Report on Form 8-K is not a substitute for the Joint Proxy Statement/Prospectus. The Company and Patrick may file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND PATRICK ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the Joint Proxy Statement/Prospectus, any amendments or supplements thereto, and other documents filed with the SEC by the Company and Patrick through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by the Company are available free of charge on the Company’s website at lippert.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.” Copies of documents filed with the SEC by Patrick are available free of charge on Patrick’s website at patrickind.com under the tab “Investors” and under the heading “SEC Filings.”

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Current Report on Form 8-K does not constitute a prospectus or prospectus-equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCI INDUSTRIES
(Registrant)

By: /s/ Lillian D. Etzkorn Lillian D. Etzkorn Chief Financial Officer

Dated:	November 13, 2026